Supplement dated June 30, 2023
to the Prospectus and Summary Prospectus, each as supplemented, of the following fund:
Fund	Prospectus and Summary Prospectus Dated
Columbia Funds Series Trust I
Multi-Manager Alternative Strategies Fund	1/1/2023
On June 22, 2023, the Fund's Board of Trustees approved the termination of Water Island Capital, LLC (Water Island) to manage a portion of the Fund's assets, effective on or about August 25, 2023 (the Effective Date). Accordingly, on the Effective Date, all references to Water Island are hereby deleted from the Fund's prospectus and summary prospectus.
Shareholders should retain this Supplement for future reference.
SUP100_08_018_(06/23)